EXHIBIT 10.38

Loan No. 141401675365

PREPARED BY AND
RECORD AND RETURN TO:

JOSIAS N. DEWEY
HOLLAND & KNIGHT LLP
701 BRICKELL AVENUE, SUITE 3000
MIAMI, FLORIDA 33131

SPACE ABOVE LINE FOR RECORDER'S USE

ASSIGNMENT AND ASSUMPTION AGREEMENT AND MODIFICATION OF MORTGAGE AND OTHER LOAN DOCUMENTS

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT AND MODIFICATION OF MORTGAGE AND OTHER LOAN DOCUMENTS (this "Agreement"), dated as of July 1, 2010, is made between and among (a) MUTINY ON THE PARK, LTD., a Florida limited partnership ("Borrower"), (b) SONESTA COCONUT GROVE, INC., a Florida corporation ("Transferee"), (c) RICARDO DUNIN (the "Existing Guarantor") and (d) OCEAN BANK, a Florida banking corporation (the "Lender").

I.         RECITALS

A. The Lender is the holder of a loan (the "Loan") to Borrower evidenced by an Amended and Restated Promissory Note (the "Note"), dated as of October 30, 2008 (the "Original Closing Date") in the original principal amount of $8,000,000.00 from Borrower to Lender.

B. Borrower’s obligations under the Note are further evidenced and/or secured by the documents set forth on Exhibit A attached hereto and incorporated herein (together with the Guaranty (as hereinafter defined) and all other documents executed and delivered in connection with the Loan, the "Loan Documents").

C. The real property (the "Real Property") owned by Borrower located in Miami-Dade County, Florida and known as Unit CU-1 at the Munity Park Condominium located at 2889 McFarlane Road, Miami, Florida, (i) is more particularly described in the Mortgage (as defined in Exhibit A), (ii) is encumbered by the Mortgage and the Assignment of Leases (as defined in Exhibit A), and (iii) together with all other property encumbered by the Mortgage and the Assignment of Leases is referred to in this Agreement as the "Property."

NOTE TO RECORDER:  Pursuant to this instrument, the Transferee is assuming the remaining obligations under a non-revolving fully funded Promissory Note with a current principal balance of $6,500,000.00.  Documentary stamp taxes in the amount of $22,750.00 are being paid with the recordation of this Instrument.  No additional non-recurring Intangible taxes are due in connection with the recordation of this Instrument.

D. Existing Guarantor is a party to the Guaranty Agreement, dated as of the Original Closing Date, guaranteeing Borrower's obligations arising under the Loan Documents (the "Guaranty").

E. Borrower wishes to convey its interest in the Property and to assign its interest in the Loan Documents to Transferee. Transferee desires to purchase the Property and to assume liability for the payment and performance of the Borrower's obligations under the Loan Documents, as amended hereby.  Lender has agreed to consent to such assignment and assumption upon the terms and conditions of this Agreement.

II.         AGREEMENTS

1. Representations Accurate.  Borrower represents and warrants that the above statements in the Recitals are true and accurate.  Transferee represents and warrants that the above statements in Recital E are true and accurate. The foregoing Recitals are incorporated herein by reference.

2. Status of Loan.

a.
Borrower, Existing Guarantor and Transferee confirm and agree that as of the date hereof, the outstanding principal balance under the Loan is $6,500,000.00 (after giving effect to the principal repayment made to Lender on the date hereof).

b.
Borrower, Existing Guarantor and Transferee confirm and agree that Borrower has made the monthly installment of principal and interest under the Note through and including the payment due on June 30, 2010.

c.
Borrower and Existing Guarantor confirm that no event of default has occurred under the Loan, and no event has occurred or condition exists that, with notice and/or the passage of time, would constitute an event of default under the Loan.

d.	Lender confirms that to its actual knowledge no event of default exists under the Loan as of the date hereof.

e.
Borrower and Transferee ratify, affirm and acknowledge that the Note and the other Loan Documents represent their valid and enforceable and collectible obligations, and that there are no existing claims, defenses (personal or otherwise) or rights of setoff with respect thereto.

f.
Existing Guarantor ratifies, affirms and acknowledges that the Guaranty represents valid and enforceable and collectible obligations, and that there are no existing claims, defenses (personal or otherwise) or rights of setoff with respect thereto.

g.
Borrower acknowledges and confirms that there are no subordinate liens of any kind covering or related to the Property, nor are there any mechanic’s liens or liens or unpaid taxes or assessments encumbering the Property, nor has notice of a lien or notice of intent to file a lien been received.

g.
Except as set forth in Section 7 below, Borrower and Transferee acknowledge and agree that this Agreement in no way releases, relinquishes or otherwise affects the liens, security interests and rights created by or arising under the Loan Documents or the priority thereof or Borrower's primary liability thereunder.  Such liens, security interests and rights are hereby ratified, confirmed, renewed and extended in all respects.

h.
Except as set forth in Section 8 below, Existing Guarantor acknowledges and agrees that this Agreement in no way releases, relinquishes or otherwise affects rights created by or arising under the Loan Documents or the Guaranty or the Existing Guarantor's liability thereunder.  Such rights are hereby ratified, confirmed, renewed and extended in all respects.

i.	Transferee acknowledges that there is no simultaneous placement of any secondary financing on the Property in connection with this transfer to, and the assumption of the Loan by, Transferee.

j.
Borrower represents and warrants to Lender that immediately prior to the transfer of the Property to Transferee, Borrower is in undisputed possession of the Property, subject to the rights of Transferee under a management agreement dated as of December 22, 2000 between Borrower and Transferee and Borrower has not entered into binding contracts for the sale of any portion of the Property or its interest therein.

k.
Borrower represents and warrants to Lender that to the best of Borrower's knowledge, there are no mechanics' liens against the Property; to the best of Borrower's knowledge, there are no unpaid bills or claims outstanding for labor or materials incident to any construction, repairing, renovating or improving of the improvements located upon said Property (the "Improvements") performed by or on behalf of persons or entities other than Borrower; there are no unpaid bills or claims outstanding for labor or materials incident to any construction, repairing, renovating or improving of the Improvements located upon said Property performed by or on behalf of Borrower; no person, firm or corporation has been employed, engaged or contracted with by or on behalf of Borrower to furnish material or perform labor for the improvement of the Property wherein such materials have not been furnished or such labor has not been performed more than ninety (90) days prior to the date hereof, or that if there are same, all have been fully paid, and no cautionary notices of any kind have been served with respect to labor performed or materials furnished upon the Property.

h.	Borrower represents and warrants to Lender that there are no matters pending against Borrower which could give rise to a lien that would attach on the Property, or its interest therein.

3. Assignment.  In consideration of the foregoing, the mutual promises, undertakings, representations and covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower hereby assigns, transfers, conveys and sets over to Transferee, all right, title and interest of Borrower in and to the Loan Documents.

4. Assumption.  In consideration of the foregoing, the mutual promises, undertakings, representations and covenants herein set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Transferee hereby assumes primary liability for the obligations to pay the indebtedness evidenced by the Note, as amended and restated by that certain Amended and Restated Promissory Note executed of even date herewith by Transferee in favor of Lender (the "A&R Note"), and the other Loan Documents, as amended hereby, and to perform all covenants, agreements and obligations under the A&R Note and the other Loan Documents, as amended hereby.  Without limiting the foregoing or any of the obligations in the Loan Documents, as amended hereby, Transferee hereby covenants, promises and agrees:  (a) to pay the A&R Note at the times, in the manner and in all other respects as provided therein; (b) to perform each and all of the covenants, agreements and obligations in the Loan Documents, as amended hereby, to be performed by Borrower at the time, in the manner and in all other respects as provided therein; and (c) to be bound by each and every term and provision of the Loan Documents, as amended hereby, as though such documents had originally been made, executed and delivered by Transferee.

5. Consent and Acknowledgement.

a.
Lender hereby consents to and approves the conveyance and transfer of the Property from Borrower to Transferee and the assumption by Transferee of the obligations of Borrower under the Loan Documents, as amended hereby, subject to the terms hereof and provided, further, that such consent shall not be deemed or construed as (i) a waiver of any provision requiring Lender's consent under the Loan Documents; (ii) a consent to any amendment or extension of the Loan Documents (iii) except as set forth in Section 5(d) below, a consent to any subsequent assignment or transfer of any of the Loan Documents or the Property or any portion thereof  or (iv) except as set forth in Section 7 below, a waiver, release, diminishing or derogation of Borrower’s primary liability under the Loan Documents.

b.
Except as set forth in Section 7 below, Borrower acknowledges and agrees that Borrower is and remains primarily liable for all obligations under the Loan Documents and the assignment and assumption contemplated in this Agreement in no way affects, waives, releases, diminishes or derogates from such liability of Borrower.

c.
Existing Guarantor acknowledges and agrees that Existing Guarantor  remains primarily liable for all obligations under the Guaranty and, except as set forth in Section 8 below, the assignment and assumption of the Loan Documents contemplated in this Agreement in no way affects, waives, releases, diminishes or derogates from such liability of Existing Guarantor.

d.	Lender and Transferee agree that Section 12 of the Mortgage is hereby deleted and replaced with the following in lieu thereof:

"12. No Sale or Further Encumbrance. Without the prior written consent of Mortgagee in each instance, Mortgagor shall not cause or permit any transfer of the Mortgaged Property or any part thereof, whether voluntarily, involuntarily or by operation of law, nor shall Mortgagor enter into any agreement or transaction to transfer, or accomplish in form or substance a transfer, of the Mortgaged Property, unless the Loan is repaid in full in connection with such sale or transfer.  A "transfer" of the Mortgaged Property includes:  (a) the direct or indirect sale, transfer or conveyance of the Mortgaged Property or any portion thereof or interest therein; (b) the execution of an installment sale contract or similar instrument affecting all or any portion of the Mortgaged Property; (c) if Mortgagor, or any general partner or member of Mortgagor, is a corporation, partnership, limited liability company or other business entity, the transfer (whether in one transaction or a series of transactions and whether a direct or indirect transfer) of any stock, partnership, limited liability company or other ownership interests in such corporation, partnership, limited liability company or entity; (d) if Mortgagor or any member of Mortgagor is a corporation, the creation or issuance of new stock by which an aggregate of more than 15% of such corporation's stock shall be vested in a party or parties who are not now stockholders; and (e) an agreement by Mortgagor leasing all or a substantial part of the Mortgaged Property for other than actual occupancy by a space tenant thereunder or a sale, assignment or other transfer of or the grant of a security interest in and to any leases.  Notwithstanding the foregoing, the transfer of a controlling ownership interest in Sonesta International Hotels Corp. (the "Sonesta Guarantor") shall not constitute a default under the Loan, provided that: (i) no Event of Default shall have occurred and remain uncured; (ii) the proposed transferee (“Assignee"), shall be reputable entity(ies) or person(s) of good character, creditworthy, with sufficient financial worth considering the obligations assumed and undertaken, as evidenced by financial statements and other information reasonably requested by Mortgagee; (iii) the Assignee shall have sufficient experience in the ownership and management of full service upscale hotels, and the Mortgagee shall be provided with reasonable evidence thereof; (iv) the Mortgagee has received a written request for approval from the Mortgagor at least thirty (30) days prior to the proposed transfer (including a description of the proposed terms of the transfer), together with a diagram showing the legal structure of the Assignee, after the contemplated transfer, and a list of the names, types of interests and ownership percentages of all persons to have ownership interests in any of the foregoing or any constituent entity thereof, financial statements for all such entities and an administrative fee of $5,000.00, which shall be deemed fully earned on the date of receipt and shall be retained by the Mortgagee regardless of whether or not the transfer occurs and whether or not approval is given; (v) Mortgagee and its counsel have received certification from the Mortgagor, Sonesta Guarantor and the Assignee that the proposed terms of the transfer described in subparagraph (iv) are the actual terms of the transfer and shall have received such other documents which the Mortgagee may reasonably require, all in form and substance reasonably satisfactory to Mortgagee, at least thirty (30) days prior to the proposed transfer; (vi) the Assignee shall have executed and delivered to Mortgagee a guaranty in form and substance reasonably acceptable to Mortgagee; and (vii) Mortgagee shall have received payment of all costs and expenses reasonably incurred by Mortgagee in connection with such transfer (including reasonable attorney's fees and costs).

Mortgagor shall not create or permit to exist any mortgage, pledge, lien, security interest (including, without limitation, a purchase money security interest), encumbrance, attachment, levy, distraint or other judicial process on or against the Property or any part thereof (including, without limitation, fixtures and other personalty), whether superior or inferior to the lien of this Mortgage, without the prior written consent of Mortgagee.   Neither Mortgagor nor its constituents shall obtain any mezzanine or other secondary financing."

e.	Lender and Transferee agree that Section [___] of the [_____________] is hereby deleted [Note: Will insert specific DSCR and LTV provisions].

f.	Lender and Transferee agree that Section 6 of the Mortgage is hereby deleted and replaced with the following in lieu thereof:

"6. Taxes and Insurance Escrow.  If required by Mortgagee at any time after the occurrence of an Event of Default, Mortgagor shall pay to Mortgagee at the time of each installment of interest and principal is due under the Note, and commencing with the first payment due after the date of such request, a sum equal to (a) the amount of the next installment of taxes and assessments levied or assessed against the Property, and/or (b) the premiums which will next become due on the insurance policies required by this Mortgage, all in amounts as estimated by Mortgagee, less all sums already paid therefor or deposited with Mortgagee for the payment thereof, divided by the number of payments to become due before two (2) months prior to the date when such taxes and assessments and/or premiums, as applicable, will become due, such sums to be held by Mortgagee to pay the same when due.  If such escrow funds are not sufficient to pay such taxes and assessments and/or insurance premiums, as applicable, as the same become due, Mortgagor shall pay to Mortgagee, upon request, such additional amounts as Mortgagee shall estimate to be sufficient to make up any deficiency.  No amount paid to Mortgagee hereunder shall be deemed to be trust funds but may be commingled with general funds of Mortgagee and no interest shall be payable thereon.  Upon the occurrence of an Event of Default, Mortgagee shall have the right, at its sole discretion, to apply any amounts so held against the obligations or indebtedness of Mortgagor to Mortgagee."

6. Release of Lender by Borrower and Existing Guarantor.  Borrower and Existing Guarantor hereby irrevocably and unconditionally waive, release and forever discharge any and all claims, demands, actions, causes of action, suits, debts, accounts, covenants, obligations, and liabilities of every nature (collectively, the "Claims"), which Borrower and/or Existing Guarantor, their respective predecessors, successors, assigns, agents, attorneys, partners, subsidiaries, beneficiaries, officers, directors, employees, or any entity controlling or under common control with Borrower and/or Existing Guarantor have or might have had against Lender, its predecessors, successors, assigns, agents, attorneys, partners, subsidiaries, beneficiaries, officers, directors, employees, or any entity controlling or under common control with Lender, existing on or before the date of the recording of this Agreement in the land records in connection with (a) the Loan, (b) the Loan Documents, (c) the Guaranty or (d) the Property.  Borrower and Existing Guarantor hereby agree never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against Lender any action or other proceeding based upon any of the Claims.

7. Limited Release of Borrower by Lender.  Lender hereby releases Borrower from liability under the Loan Documents for matters arising or occurring on or after the date of the recording of this Agreement in the land records provided, however, the Borrower shall have the burden of proving by clear and convincing evidence that the obligations for which the Borrower disclaims liability first arose after the date of the recording of this Agreement in the land records and shall continue to have obligations under the Loan Documents unless and until a court of competent jurisdiction finds that the Borrower has met such burden. The parties hereto acknowledge and agree that any residual liability of the Borrower under this Agreement is only for the benefit of the Lender, its successors and assigns, and that the same does not run in favor of or for the benefit of any other party, including, without limitation, Transferee, whether under a third party beneficiary theory of liability or otherwise.

8. Limited Release of Existing Guarantor  by Lender

Lender's recovery of principal under the Guaranty executed by Existing Guarantor shall be limited to the amount set forth in that Confirmation and Modification of Guaranty by Existing Guarantor executed of even date herewith.

9. Lender Fees and Expenses.  Prior to recordation of this Agreement, Borrower and Transferee agree to pay all costs and fees, including without limitation attorneys' fees, title insurance fees, any administrative fees or charges, recording or transfer fees, in connection with this Agreement, the drafting of this Agreement and Lender's review of the request for the consent granted herein.  If Lender retains counsel for advice or other representation (a) in any litigation, contest, dispute, suit or proceeding (whether instituted by Lender or any other party) relating in any way to this Agreement or (b) to enforce any party's obligations hereunder, the reasonable attorneys' and paralegals' fees arising from such services and all related expenses and court costs shall be paid by Borrower and Transferee upon demand of Lender.  In addition, at or prior to closing, Borrower and/or Transferee shall pay to Lender an assumption fee equal to $15,000.

10. References.  All references in the Loan Documents to the term "Note" or "Promissory Note" shall hereinafter be deemed to refer to the A&R Note.  All references in the Loan Documents to the term "Mortgage" shall hereinafter be deemed to refer to the Mortgage as modified by this Agreement.  All references in the Loan Documents to the term “Loan” shall hereinafter be deemed to mean the loan in the amount of $6,500,000.00, as evidenced by the A&R Note.

11. Integration.  Borrower, Existing Guarantor, Transferee and Lender acknowledge that there are and were no oral or written representations, warranties, understandings, stipulations, agreements or promises made by any party or by any agent, employee or other representative of any party, pertaining to the subject matter of this Agreement which have not been incorporated into this Agreement.  No express or implied consent to any further modifications involving any of the matters set forth in the Loan Documents or this Agreement shall be inferred or implied by Lender's execution of this Agreement.  Any further modification of the Loan or of any Loan Document shall require the express written approval of Lender.  No provision hereof shall be modified or limited except by a written instrument signed by the parties hereto, expressly referring hereto and to the provision so modified or limited.

12. No Prejudice.  Execution of this Agreement by Lender shall be without prejudice to Lender’s rights at any time in the future, to exercise any and all rights conferred upon Lender by any of the Loan Documents.

13. Authority.  Borrower, Existing Guarantor and Transferee hereby warrant and represent, with respect to itself only, that the persons executing this Agreement have full authority to execute this Agreement on their respective behalves, if applicable, and to bind Borrower, Existing Guarantor and Transferee.  In addition, Borrower, Existing Guarantor and Transferee warrant and represent to Lender that the execution and delivery by them of this Agreement and the performance hereunder has not and will not result in a breach of, or constitute a default under, any deed of trust, mortgage deed, lease, bank loan, credit arrangement, or other instrument or agreement to which Borrower, Existing Guarantor and/or Transferee are parties or by which Borrower, Existing Guarantor, the Transferee or the Property may be bound or affected.

14. No Relationship Between Parties.  Nothing contained in this Agreement or in any of the other Loan Documents shall be construed as creating a joint venture or partnership between Borrower, Existing Guarantor, Transferee and Lender; and Lender shall have no right or control or supervision, except as it may exercise under the rights and remedies provided in the Loan Documents.

15. Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of Lender, Borrower Existing Guarantor and Transferee and their respective heirs, legal representatives, successors and assigns.

16. Governing Law.  This Agreement is delivered in, relates to real and personal property located in the State of Florida.  This Agreement and the enforcement of all of the rights and duties of the parties arising from or relating in any way to the subject matter of this Agreement shall be governed by and construed according to the substantive laws and judicial decisions of the State of Florida (regardless of the place of business, residence, location or domicile of the parties hereto or any of their constituent partners or principals), without regard to conflict of law provisions of the State of Florida.  Each party hereby submits to personal jurisdiction in the State of Florida for the enforcement of this Agreement and hereby waives any claim or right under the laws of any other state or of the United States to object to such jurisdiction.  If such litigation is commenced, each party agrees that service of process may be made by serving a copy of the summons and complaint upon each party, through any lawful means, including upon its registered agent within the State of Florida, whom each party hereby appoints as its agent for this purpose.  Nothing contained herein shall prevent Lender's bringing any action or exercising any rights against each party personally or against any property of each party within any other county, state or country.  The means of obtaining personal jurisdiction and perfecting service of process set forth above are not intended to be exclusive but are in addition to all other means of obtaining personal jurisdiction and perfecting service of process now or hereafter provided by applicable law.

17. Notices.  Borrower and Transferee hereby notify and direct Lender to send all notices to be sent under the Loan Documents to Transferee rather than to Borrower, at the following address:
Sonesta Coconut Grove, Inc.
c/o Sonesta International Hotels Corporation
116 Huntington Avenue, Floor 9
Boston, Massachusetts 02116
Attention: Office of the Treasurer

18. Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original when executed and delivered, but all of which taken together shall constitute one and the same instrument.

19. Headings.  Headings are for convenience and reference only and in no way define or limit the provisions of this Agreement.

20. Severability.  All provisions contained in this Agreement are severable and the invalidity or unenforceability of any provision shall not affect or impair the validity or enforceability of the remaining provisions of this Agreement.

[Balance of Page Intentionally Left Blank]

[Signatures Appear on Next Page]

IN WITNESS WHEREOF the undersigned have executed this Agreement as of the date first set forth above.

__________________________ __________________________ [Print Name] __________________________ __________________________ [Print Name]	LENDER: OCEAN BANK, a Florida banking corporation By:________________________________ Name:______________________________ Title:______________________________

State of Florida                         )
    )ss:
County of Miami-Dade           )

The foregoing instrument was acknowledged before me this ____ day of June, 2010 by ______________________, as a _________________ President of Ocean Bank, on behalf of the bank.  He/She is personally known to me (YES) (NO) or who has produced _______________________ as identification.

_______________________________________
(Signature of Notary)
_______________________________________
(Print Name of Notary)

WITNESS:	BORROWER:
__________________________________ Name: __________________________________ Name:
MUTINY ON THE PARK, LTD.,
a Florida limited partnership

By:           Flagler on the Park, Inc.,
a Florida corporation,
Its General Partner

By:____________________________
Name:__________________________
Its:_____________________________

STATE OF FLORIDA                                                      )
SS.:
COUNTY OF MIAMI-DADE                                                      )           The foregoing instrument was acknowledged before me this _____ day of ______, 2010 by Ricardo Dunin, the President of Flagler on the Park, Inc, a Florida corporation, the General Partner of Mutiny On The Park, Ltd, a Florida limited partnership on behalf of the company.  He/She is personally known to me (YES) (NO) or has produced __________________________________ as identification.

__________________________________
Notary Public
[Notarial Seal]
__________________________________
Printed Name of Notary

WITNESS:	TRANSFEREE:
__________________________________ Name: __________________________________ Name:	SONESTA COCONUT GROVE, INC., a Florida corporation By:________________________________ Name:_____________________________ Its:_______________________________

STATE OF FLORIDA                                                      )
SS.:
COUNTY OF MIAMI-DADE                                                      )The foregoing instrument was acknowledged before me this _____ day of ______, 2010 by ______________, the _______________ of Sonesta Coconut Grove, Inc., a Florida corporation  on behalf of the company.  He/She is personally known to me (YES) (NO) or has produced __________________________________ as identification.

__________________________________
Notary Public
[Notarial Seal]
__________________________________
Printed Name of Notary

WITNESS:	EXISTING GUARANTOR:
__________________________________ Name: __________________________________ Name:	___________________________ RICARDO DUNIN, an individual

STATE OF FLORIDA                                                      )
SS.:
COUNTY OF MIAMI-DADE                                                      )           The foregoing instrument was acknowledged before me this _____ day of ______, 2010 by Ricardo Dunin.  He/She is personally known to me (YES) (NO) or has produced __________________________________ as identification.

__________________________________
Notary Public
[Notarial Seal]
__________________________________
Printed Name of Notary

EXHIBIT A

Loan Documents:

1.	the Note.

2.
Amended and Restated Mortgage and Security Agreement and Notice of Future Advance and Extension Agreement, dated as of the Original Closing Date, from Borrower to Lender, recorded in Official Records Book 26634 at page 281 of the public records of Miami-Dade County, Florida (the "Mortgage").

3.
Assignment of Leases and Rents, dated as of the Original Closing Date, from Borrower to Lender, recorded in Official Records Book 26634 at page 308 of the public records of Miami-Dade County, Florida (the "Assignment of Leases").

4.
Assignment of Development Documents and Covenants dated as of the Original Closing Date from Borrower to Lender, recorded in Official Records Book 26634 at page 318 of the public records of Miami-Dade County, Florida.

5.	Uniform Commercial Code Fixture Filing from Borrower as debtor and Lender as secured party recorded in Official Records Book 26634 at Page 323 of the public records of Miami-Dade County, Florida.

6.	Credit Agreement dated as of the Original Closing Date between Borrower and Lender (the "Credit Agreement").

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